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                                                                    Exhibit 99.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-44041, 33-18533, 33-49871, 333-04927 and
333-04941), of Limited Brands, Inc. of our report dated February 28, 2002, except for Note 14 as to which the date is March 21, 2002, relating to the financial statements of Limited Brands, Inc., which appear in the Current Report on Form 8-K of Limited Brands, Inc. dated February 12, 2003.

/s/ PricewaterhouseCoopers LLP

Columbus, Ohio
February 12, 2003